Vanguard Capital Opportunity Fund
Supplement Dated November 24, 2025, to the Prospectus and Summary Prospectus Dated January 31, 2025
Important Changes to Vanguard Capital Opportunity Fund (the “Fund”)

Effective immediately, a majority of independent trustees of Vanguard Horizon Funds® (the “Trustees”) approved changing the performance benchmark of the Fund from the Russell Midcap Growth Index to the Russell 3000 Growth Index. The Trustees believe that the Russell 3000 Growth Index better aligns with the Fund’s investment strategy.

The Trustees also approved changing the advisory fee structure for the Fund’s investment advisor, PRIMECAP Management Company (the “Advisor”). The Fund will pay the Advisor a base fee that will be adjusted up or down to reflect the Fund’s investment performance relative to the total return of the Russell 3000 Growth Index. The Trustees believe that the use of performance adjustments or penalties in advisory fee structures better align the interests of an advisor with a fund and its shareholders.

Also effective immediately, the Fund’s expense ratios are lowered from 0.35% to 0.32% for Admiral Shares and 0.43% to 0.40% for Investor Shares. However, expense ratios for actively managed funds are subject to change based on advisor performance adjustments.

The Fund’s investment objective, strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
In the More on the Fund section under the “Investment Advisor” heading, the paragraph “The Fund pays the advisor a fee, which is paid quarterly and is a percentage of average daily net assets under management during the most recent fiscal quarter. The fee has breakpoints, which means that the percentage declines as assets go up.” is hereby deleted and replaced in its entirety with the following:

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Russell 3000 Growth Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

In the Glossary section, the reference to the Russell Midcap Growth Index is hereby deleted and replaced in its entirety with the following:

Russell 3000 Growth Index. An index that measures the performance of those Russell 3000 companies with higher price/book ratios and higher predicted growth rates.

© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 111B 112025

Vanguard Horizon Funds®

Supplement Dated November 24, 2025, to the Statement of Additional Information Dated January 31, 2025
Important Changes to Vanguard Capital Opportunity Fund (the “Fund”)
Effective immediately, a majority of independent trustees of Vanguard Horizon Funds (the “Trustees”) approved changing the performance benchmark of the Fund from the Russell Midcap Growth Index to the Russell 3000 Growth Index. The Trustees believe that the Russell 3000 Growth Index better aligns with the Fund’s investment strategy.

The Trustees also approved changing the advisory fee structure for the Fund’s investment advisor, PRIMECAP Management Company (the “Advisor”). The Fund will pay the Advisor a base fee that will be adjusted up or down to reflect the Fund’s investment performance relative to the total return of the Russell 3000 Growth Index. The Trustees believe that the use of performance adjustments or penalties in advisory fee structures better align the interests of an advisor with a fund and its shareholders.

Also effective immediately, the Fund’s expense ratios are lowered from 0.35% to 0.32% for Admiral Shares and from 0.43% to 0.40% for Investor Shares. However, expense ratios for actively managed funds are subject to change based on advisor performance adjustments.

The Fund’s investment objective, strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section under sub-section “I. Vanguard Capital Opportunity Fund” on page B-43, the paragraph “The Fund pays PRIMECAP a fee, which is paid quarterly and is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The fee has breakpoints, which means that the percentage declines as the assets go up.” is hereby deleted and replaced in its entirety with the following:

The Fund pays PRIMECAP a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Russell 3000 Growth Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 069A 112025